Summary Prospectus    July 1, 2019
JPMorgan Floating Rate Income Fund
Class/Ticker:     R6/JPHRX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information , both dated July 1, 2019, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.
You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

What is the goal of the Fund?
The Fund seeks to provide current income with a secondary objective of capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.55%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.10
Service Fees	NONE
Remainder of Other Expenses[1]	0.10
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses	0.66
Fee Waivers and/or Expense Reimbursements[2]	(0.01)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.65
1	"Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	For the period from 7/1/19 until 12/31/19, the Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.65% of the average daily net assets of Class R6 Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/20, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/20 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	66	210	367	822
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund invests mainly in floating rate debt instruments issued by corporations. These investments include leveraged loan assignments and participations (Loans) and commitments to purchase Loans (Unfunded Commitments). Loans will typically consist of senior secured floating rate loans (Senior Secured Loans) but may also include unsecured loans, second lien loans, bridge loans or loans that are junior or subordinated (Junior Loans). Leveraged loans generally are rated below investment grade or are considered by the adviser to be below investment grade debt securities (also known as “junk bonds,” “high yield securities” and “non-investment grade bonds”). In addition to investing in Loans, as part of its principal strategy, the Fund may also invest in other floating rate high yield securities such as corporate bonds. In addition, the Fund may invest in other corporate debt securities, warrants and rights, convertible securities, common stock, preferred stock and cash equivalents.
Under normal circumstances, the Fund will invest at least 80% of its Assets in floating rate instruments including Loans, convertible securities, corporate bonds, preferred shares and other floating rate debt instruments. Floating rate instruments also include equity securities (or rights to acquire securities) that are structured to pay a floating rate of income and money market investment companies. “Assets” means net assets plus the amount of borrowings for investment purposes.
The Fund may invest up to 100% of the Fund’s total assets in below investment grade securities or unrated securities that the adviser deems to be of equivalent quality. Such securities may include so-called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.

Generally, the Fund will not invest, at the time of investment, more than 40% of total assets in unrated securities and securities rated CCC+/Caa1 or lower using the highest rating assigned to each instrument by a nationally recognized statistical rating organization (NRSRO).
The Fund generally invests in securities issued in U.S. dollars including U.S. dollar-denominated securities issued by foreign corporations and U.S. affiliates of foreign corporations. Up to 20% of the Fund’s total assets may be invested in non-U.S. dollar denominated securities in foreign and “emerging markets.” Generally, the Fund attempts to minimize currency exposure to foreign currencies through hedging.
Because of the nature of the Fund’s investments, the Fund may, from time to time, acquire securities and instruments related to its holdings that are issued in connection with amendments, waivers, conversions, exchanges, warrants, and rights offerings, as well as bankruptcy reorganizations and other financial or other corporate reorganizations. These securities and instruments include the types of securities that the Fund invests in directly as part of its principal strategy such as Loans, common stock, preferred stock, warrants and rights, corporate bonds, and notes, as well as other types of securities and instruments such as pay-in-kind (PIK) notes, zero-coupon notes, and private placements.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, forwards and other foreign currency transactions in the management of portfolio investments. The Fund may also use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may use swaps structured as credit default swaps related to individual Loans or other securities or indexes of Loans or securities to gain or limit exposure to Loans and other securities, to mitigate risk exposure and to manage cash flow needs. In addition, the Fund may use currency derivatives to hedge non-dollar investments back to the U.S. dollar.
The adviser buys and sells securities and investments for the Fund through a value-oriented, bottom-up research process that utilizes fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries and structures while minimizing credit risk. Such fundamental credit analysis includes focusing on the issuer’s underlying business prospects, capital requirements, capital structure, collateral, covenants, enterprise value, liquidity and management. The adviser strives to mitigate credit risk with research of sectors and issuers and will search for opportunities in inefficient sectors of the market where credit ratings have not caught up with fundamentals. The adviser’s fundamental analysis will be complemented by its macroeconomic insights as they relate to factors such as default rates and capital market liquidity. In addition to traditional fundamental credit and valuation analysis for distressed debt investments, the adviser focuses on identifying the cause (or potential causes) of a company’s distress and identifying catalysts that drive value creation and downside risk. To assess downside risk and upside potential of a particular investment, the adviser generally focuses on analyzing the potential volatility of a company’s enterprise value relative to the leveraged market value of the prospective or current investment.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund invests in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund’s investments are also subject to credit risk. Credit risk is the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate, leading to greater price volatility and potentially making it difficult for the Fund to sell such investments. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.
No active trading market may exist for some Loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.
Foreign Securities and Emerging Markets Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such countries. The Fund may also invest in non-U.S. dollar denominated securities. Investments in non-U.S. dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Derivatives Risk. Derivatives, including futures contracts, options, swaps, forwards and other foreign currency transactions, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.
Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past seven calendar years. The performance of Class R6 Shares in the table before they commenced operations is based on the performance of the Class I Shares (which are not offered in this prospectus). The table shows the average annual total returns over the past one year, past five years and life of the Fund. The table compares the performance to the Credit Suisse Leveraged Loan Index, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Loan Participation Funds Index. The Lipper index is based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
YEAR-BY-YEAR RETURNS - CLASS R6 SHARES
Best Quarter	1st quarter, 2012	3.18%
Worst Quarter	4th quarter, 2018	-3.48%
The Fund’s year-to-date total return through 3/31/19 was 3.85%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Past 5 Years	Life of Fund (since 10/31/2013)
CLASS R6 SHARES
Return Before Taxes	-0.20%	1.91%	2.94%
Return After Taxes on Distributions	-2.01	0.04	1.11
Return After Taxes on Distributions and Sale of Fund Shares	-0.10	0.62	1.46
CREDIT SUISSE LEVERAGED LOAN INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	1.14	3.33	4.02
BLOOMBERG BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	0.01	2.52	2.51
LIPPER LOAN PARTICIPATION FUNDS INDEX
(Reflects No Deduction for Taxes)	0.08	2.46	3.38 [1]
1	The Fund commenced operations on 6/1/11. Performance for the benchmark is from 6/30/11.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
William J. Morgan*	2011	Managing Director
James P. Shanahan, Jr.	2011	Managing Director
Alexander Sammarco	2019	Executive Director
Christopher Musbach	2019	Executive Director
Michael Schlembach	2019	Executive Director
*	Mr. Morgan has announced his retirement from JPMIM effective 2/29/20. Until his retirement, Mr. Morgan will continue to serve on the portfolio management team.
Purchase and Sale of Fund Shares
Purchase minimums
For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels
There is no minimum investment for other eligible Class R6 investors.
In general, you may purchase or redeem shares on any business day:
•	Through your Financial Intermediary or the eligible retirement or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-FRI-R6-719